Exhibit 99.2

CERTIFICATION UNDER SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I, Dinesh C. Jain, Chief Financial Officer of each of Insight Midwest, L.P. and Insight Capital, Inc. (together, the “Registrants”), hereby certify that the quarterly report on Form 10-Q of the Registrants for the quarter ended June 30, 2002, as filed with the Securities and Exchange Commission on August 8, 2002 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrants.

/s/
Name: Dinesh C. Jain
Title: Chief Financial Officer

Subscribed and sworn to
before me on
August 8, 2002.

/s/
Notary Public